AMENDMENT NO. 1 TO
                              COOPERATION AGREEMENT
                              ---------------------

                                                              Amendment   No.  1
                                                     dated and  effective  as of
                                                     August  10,  1998,  between
                                                     SYNAPTIC     PHARMACEUTICAL
                                                     CORPORATION,  a corporation
                                                     organized under the laws of
                                                     the   State   of   Delaware
                                                     ("SYNAPTIC"),           and
                                                     GRUNENTHAL      GMBH,     a
                                                     corporation organized under
                                                     the  laws  of  the  Federal
                                                     Republic     of     Germany
                                                     ("GRUNENTHAL").

                                   Witnesseth
                                   ----------

         WHEREAS, SYNAPTIC and GRUNENTHAL are parties to a Cooperation Agreement dated as of January 12, 1998 (the "Agreement"). Capitalized terms used and not defined in this Amendment No. 1 shall have the meanings ascribed to them in the Agreement;

         WHEREAS, under Section 2.6.4 of the Agreement, SYNAPTIC is permitted to use COMPOUNDS provided by GRUNENTHAL for purposes other than the cooperation, and to commercialize any product resulting from such use, without obligation to GRUNENTHAL, financial or otherwise, unless such product incorporates a compound covered by an issued GRUNENTHAL PATENT RIGHT, in which case GRUNENTHAL is entitled to receive compensation as provided in Section 2.6.4;

         WHEREAS, the parties have determined that it may be in the best interests of the cooperation for GRUNENTHAL to send certain compounds to SYNAPTIC for screening and/or other testing promptly following their synthesis and prior to the preparation and filing by GRUNENTHAL of a patent application covering such compounds;

         WHEREAS,   the  parties  recognize  that  inventions  may  result  from
SYNAPTIC's use of such COMPOUNDS and that SYNAPTIC may desire to prepare and file patent applications covering such inventions;

         WHEREAS, the parties have determined that, with respect to certain of such inventions, GRUNENTHAL should be entitled to receive compensation as provided in Section 2.6.4, notwithstanding that such inventions are not covered by an issued GRUNENTHAL PATENT RIGHT, as currently defined in the Agreement, and, accordingly, desire to amend the Agreement to provide for such compensation and to make certain changes relating thereto;

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         WHEREAS,  the Agreement  contemplates that SYNAPTIC and GRUNENTHAL will from time to time evaluate AVAILABLE TARGETS for the purpose of assessing the desirability of initiating new PROJECTS which have as their focus one or more of such AVAILABLE TARGETS;

         WHEREAS, in connection with and in order to facilitate any such evaluation, SYNAPTIC may provide to GRUNENTHAL biological materials comprising or relating to an AVAILABLE TARGET; and

         WHEREAS, the parties desire to amend the Agreement to further define their rights and obligations as they relate to any such biological materials.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

1. SYNAPTIC's Use of COMPOUNDS Provided by GRUNENTHAL. Section 2.6.4 of the Agreement is hereby amended to read in its entirety as follows:

         "2.6.4   SYNAPTIC's Use of COMPOUNDS Provided by GRUNENTHAL.

                  (a) SYNAPTIC shall be permitted to use COMPOUNDS provided to SYNAPTIC by GRUNENTHAL and to exclusively commercialize any product developed therefrom by or on behalf of SYNAPTIC (a "SYNAPTIC PRODUCT"), without compensation to GRUNENTHAL, financial or otherwise, so long as the mechanism of action of the active compound or compounds in such SYNAPTIC PRODUCT involves:

                           (i)      an EXCLUDED TARGET; or

                           (ii) an AVAILABLE TARGET and such product is not useful for the alleviation of PAIN.

                  (b) Notwithstanding anything to the contrary contained in paragraph (a) above, if:

                           (i) the active compound, or the use of such active compound, in such SYNAPTIC PRODUCT is claimed in terms of a chemical structure either as a species or as a member of a genus in an issued PATENT RIGHT which GRUNENTHAL owns, solely or jointly with SYNAPTIC; and

                           (ii) GRUNENTHAL is not independently of SYNAPTIC commercializing a product which includes a different compound claimed in such PATENT RIGHT for the same therapeutic indication

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                                    for which the SYNAPTIC PRODUCT is commer-
                                    cialized, then SYNAPTIC shall pay GRUNENTHAL a royalty of:

                                    (A)     3% of the NET SALES of such SYNAPTIC
                                            PRODUCT in  countries  in which such
                                            issued   GRUNENTHAL   PATENT   RIGHT
                                            exists  if  SYNAPTIC   independently
                                            commercializes     such     SYNAPTIC
                                            PRODUCT; or

                                    (B)     33% of any  royalty  which  SYNAPTIC
                                            receives   from  a  third  party  in
                                            respect of any such PATENT  RIGHT if
                                            SYNAPTIC    licenses    the   issued
                                            GRUNENTHAL  PATENT  RIGHT to a third
                                            party.

                  (c)      In   the   event   that,   as   a   result   of   its
                           commercialization of any SYNAPTIC PRODUCT, SYNAPTIC would otherwise be required to pay GRUNENTHAL, under both Section 2.6.2 and this Section 2.6.4, 33% of any royalty which it receives from a third party in respect of such SYNAPTIC PRODUCT, then notwithstanding such sections, SYNAPTIC shall be required to pay GRUNENTHAL 33% of such royalty only under this Section 2.6.4."

2. Patent Rights. The section reference "7.1.3" of the Agreement is hereby renamed "7.1.4" and there is hereby added immediately prior to such
         Section 7.1.4 the following new Section 7.1.3:

         "7.1.3   Inventions Resulting from SYNAPTIC's Use of Compounds Provided by GRUNENTHAL.
                  --------------------------------------------------------------
                  Notwithstanding  the  provisions  of Sections 7.1.1 and 7.1.2,
                  GRUNENTHAL  and  SYNAPTIC  agree  that  PATENT  RIGHTS for any invention  which  results  from  SYNAPTIC's  use  of COMPOUNDS provided  by  GRUNENTHAL  pursuant  to  Section 2.6.4 shall be jointly owned by  GRUNENTHAL  and SYNAPTIC  to the extent that the PATENT RIGHTS relating to such invention claim in terms of a chemical structure a compound  or  the  use  of  a  compound provided  to  SYNAPTIC  by  GRUNENTHAL.  For  purposes  of the preceding sentence, a compound will  be considered  to  be  so claimed if it is claimed either as a species or as a member of a genus  having  such  chemical  structure.  SYNAPTIC shall be
                  responsible  for  preparing  all  draft   patent  applications
                  encompassed within such PATENT RIGHTS and shall  provide  such drafts to GRUNENTHAL  for  review and comment prior to filing.
                  SYNAPTIC and  GRUNENTHAL  shall discuss and agree which person or persons should be named  as  inventor  or inventors on such patent applications in accordance  with  applicable principles of inventorship  under U.S. Patent Law.  All expenses relating
                  to   the  preparation,  filing,   prosecution,  extension  and
                  maintenance of such jointly-owned

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                  patent applications and any patents  granted  thereon shall be borne by SYNAPTIC. If SYNAPTIC determines:

                  (a) not to file a patent application for such an invention in any of the TERRITORIES;

                  (b) not to continue prosecution or maintenance thereof in any of the TERRITORIES; or

                  (c) not to extend any patent granted thereon in any of the TERRITORIES,

                  then SYNAPTIC shall promptly notify GRUNENTHAL and GRUNENTHAL shall be given the opportunity to seek and pursue patent protection on such invention in such territory at its own expense. In the event GRUNENTHAL pursues such patent protection, ownership of the PATENT RIGHTS for such invention in any such territory shall be assigned to GRUNENTHAL and GRUNENTHAL shall thereafter be the sole owner of such PATENT RIGHTS in such territory."

3. Limitations on Use of Certain Information. There is hereby added immediately following Section 2.6.7 of the Agreement the following new
         Section 2.7:

                  "2.7     Limitations  on  Use  of  Information  Resulting from
                             Evaluation of  Available Targets.
                           -----------------------------------------------------
                           In  connection  with the evaluation by the parties of
                           AVAILABLE  TARGETS  for  purposes  of  assessing  the
                           desirability of  initiating new PROJECTS that have as
                           their focus one or more of such AVAILABLE TARGETS, it
                           is  contemplated  that   SYNAPTIC   may   provide  to
                           GRUNENTHAL   biological    materials   comprising  or
                           relating to such TARGETS. In the event any biological materials are so provided, GRUNENTHAL acknowledges and agrees that:

                           (a) except to the extent necessary or desirable to perform the evaluation, no right or
                                    license  under  any  patent,   copyright  or
                                    trademark of SYNAPTIC is granted, or to be construed as being granted, by implication, estoppel or otherwise, to GRUNENTHAL by the terms of this Agreement; and

                           (b) results or inventions derived, directly or indirectly, from any assays involving the use of such biological materials may be used by GRUNENTHAL solely for purposes of the evaluation and in connection with a PROJECT which has as its focus the AVAILABLE TARGET that is the subject of the evaluation and may not be used by GRUNENTHAL for any other purpose; and


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                           (c)      it will not develop any compounds identified
                                    as agonists or antagonists of such AVAILABLE
                                    TARGET pursuant to any assay conducted as part of the evaluation except in connection with a PROJECT which has as its focus such AVAILABLE TARGET."

4. Confidentiality. Section 11.1 of the Agreement is hereby amended by adding at the end thereof the following new sentence:

                  "For purposes of this Article 11, the term "information" shall include all data and other information, whether disclosed orally or in written or graphic form, as well as all biological materials, including, without limitation, eukaryotic expression vectors containing cDNAs encoding receptors, bacterial stocks and cell lines."

5.       Effect of Amendment and Supplement.

         (a) From and after the date first written above, all references in the Agreement to "this AGREEMENT," "hereunder," "hereof," "hereof," "herein," or words of similar import, shall be a reference to the Agreement, as amended by this Amendment No. 1.

         (b) Except as expressly amended and supplemented by this Amendment No. 1, the Agreement shall remain in full force and effect and unchanged.



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         IN WITNESS WHEREOF,  the parties have caused this Amendment No. 1 to be executed and delivered as of the date first written above.



                                  SYNAPTIC PHARMACEUTICAL CORPORATION

                                  By:/s/ Kathleen P. Mullinix
                                     -----------------------------
                                  Name:  Kathleen P. Mullinix
                                  Title: Chairman, President and
                                           Chief Executive Officer



                                  GRUNENTHAL GMBH.

                                  By: /s/ Dr. E. Paques     /s/ C. Baguette
                                     --------------------------------------
                                  Name: Dr. E. Pacques         C. Baguette
                                  Title: Managing Director  Dir. Bus. Dvlpt.






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